EXHIBIT 23.3


                              ACCOUNTANTS' CONSENT

The Board of Directors
BankAtlantic Bancorp, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                              /s/ KPMG, LLP

Fort Lauderdale, Florida
February 9, 1999